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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): March 23, 2000
                                                          --------------




                                MarchFirst, Inc.
                      -----------------------------------
               (Exact Name of Registrant as Specified in Charter)



        Delaware                          0-28166                36-3797833
----------------------------            -----------           ------------------
(State or Other Jurisdiction            (Commission           (IRS Employer
of incorporation)                       File Number)          Identification No.



311 South Wacker Drive, Suite 3500, Chicago, Illinois                   60606
-----------------------------------------------------                   -----
(Address of Principal Executive Offices)                              (Zip Code)


        Registrant's telephone number, including area code (312) 922-9200

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ITEM 5. OTHER EVENTS.

On March 23, 2000, the Registrant issued the press releases attached hereto as Exhibits 99.1 and 99.2 to announce (a) its name change and (b) its results of operations on a pro forma basis for fiscal years 1999 and 1998 to reflect purchase business combinations consummated by USWeb Corporation and Whittman-Hart, Inc., individually, during 1998 and 1999 as if each combination was consummated on January 1, 1998.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          99.1      Press Release of Registrant dated March 23, 2000.

          99.2      Press Release of Registrant dated March 23, 2000.


                                       2
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MARCHFIRST, INC.


Dated: March 28, 2000              By:  /s/ Bert B. Young
                                      -------------------------------
                                        Bert B. Young
                                        Chief Financial Officer and Treasurer


                                       3
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                                  EXHIBIT INDEX


   Exhibit #                                   Item
----------------         -------------------------------------------------------
     99.1                Press Release of Registrant dated March 23, 2000.
     99.2                Press Release of Registrant dated March 23, 2000.